                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               NOVEMBER 12, 1997
                              -------------------
               Date of report (Date of earliest event reported)


                        HEARST-ARGYLE TELEVISION, INC.
            (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                      0-2700                74-2717523
           --------                      ------                ----------
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)



                               888 SEVENTH AVENUE
                           NEW YORK, NEW YORK  10106
                          --------------------------
               (Address of Principal Executive Offices)(Zip Code)




                                 (212) 649-2300
                                 --------------
               Registrant's telephone number, including area code
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ITEM 5.   OTHER EVENTS.
          ------------

     On November 12, 1997, Hearst-Argyle Television, Inc. (the "Registrant") completed an underwritten public offering under its existing shelf registration statement (File No. 333-36659) of 4,000,000 shares of its Series A Common Stock, par value $.01 per share (the "Equity Offering"). Reference is made to the press release, dated November 6, 1997, annexed hereto as Exhibit 20.1, for further information regarding the Equity Offering. Net proceeds from the Equity Offering will be used to repay outstanding indebtedness of the Company.

     On November 13, 1997, the Registrant completed an underwritten offering under its existing shelf registration statement (File No. 333-36659) of $125,000,000 aggregate principal amount of 7% Senior Notes Due 2007 and $175,000,000 aggregate principal amount of 7-1/2% Debentures Due 2027 (collectively, the "Debt Offering"). Reference is made to the press release, dated November 7, 1997, annexed hereto as Exhibit 20.2, for further information regarding the Debt Offering. Net proceeds from the Debt Offering will be used to repay outstanding indebtedness of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

    (c)  Exhibits.
         --------

    Exhibit No.                       Description of Document
    -----------                       -----------------------

        1.1 Purchase Agreement, dated as of November 5, 1997, among the Registrant and the several Underwriters named therein (equity securities).

        1.2 Underwriting Agreement, dated as of November 7, 1997, among the Registrant and the several Underwriters named therein (debt securities).

        1.3 International Purchase Agreement, dated as of November 5, 1997, among the Registrant and the several Underwriters named therein (equity securities).

        1.4 Terms Agreement, dated as of November 5, 1997, among the Registrant and the several Underwriters named therein, including the Purchase Agreement incorporated therein by reference (equity securities).

        1.5 Terms Agreement, dated as of November 7, 1997, among the Registrant and the several Underwriters named therein, including the Underwriting Agreement incorporated therein by reference (debt securities).

        4.1 Indenture, dated as of November 13, 1997, between the Registrant and Bank of Montreal Trust Company, as trustee.

        4.2 First Supplemental Indenture, dated as of November 13, 1997, between the Registrant and Bank of Montreal Trust Company, as trustee.

        4.3 Global Note representing $125,000,000 of 7% Senior Notes Due November 15, 2007.

        4.4 Global Note representing $175,000,000 of 7 1/2% Debentures Due November 15, 2027.

        5.1      Opinion of Rogers & Wells.

       20.1      Press Release, dated November 6, 1997, announcing the Equity
                 Offering.

       20.2      Press Release, dated November 7, 1997, announcing the Debt
                 Offering.

       23.1      Consent of Rogers & Wells (included as part of Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              HEARST-ARGYLE TELEVISION, INC.




Date:  November 13, 1997      By:  /s/ Dean H. Blythe
                                 -------------------------------------------
                                 Dean H. Blythe
                                 Senior Vice President-Corporate Development
                                 Secretary and General Counsel

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